                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 3, 1999


                      Virginia Electric and Power Company
            (Exact name of registrant as specified in its charter)

       Virginia                    1-2255           54-0418825
(State or other juris-          (Commission       (IRS Employer
 diction of Incorporation)      File Number)      Identification No.)

701 E. Cary Street, Richmond, Virginia              23219-3932
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code    (804) 771-3000


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS
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    On June 3, 1999, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Morgan Stanley & Co. Incorporated, as representative of the Underwriters named in Schedule II of the Underwriting Agreement, for the sale of $150 million aggregate principal amount of the Company's Senior Notes. Such Senior Notes, which are designated the 1999 Series A 6.70% Senior Notes, due June 30, 2009, are a portion of the $375 million aggregate principal amount of Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, which registration statement was declared effective on March 18, 1998 (File No. 333-47119). This Registration Statement also constitutes Post-Effective Amendment No. 1 of Registration Statement No. 33-59581 regarding $375 million of the Company's First and Refunding Mortgage Bonds registered for sale, pursuant to Rule 429 under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

    The designation of, and the terms and conditions applicable to, the 1999 Series A 6.70% Senior Notes, due June 30, 2009 were established as set forth in the Second Supplemental Indenture to the Company's Senior Indenture dated as of June 1, 1998, and have been approved by the Board of Directors of the Company. A copy of the form of Second Supplemental Indenture is filed as Exhibit 4 to this Form 8-K.

Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Virginia Electric and Power Company's 1999 Series A 6.70% Senior Notes, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP (KPMG) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the 1999 Series A
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6.70% Senior Notes. The consent of KPMG is attached hereto as Exhibit 23.

Exhibits:
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1         Underwriting Agreement, dated June 3, 1999, between the Company and
          Morgan Stanley & Co. Incorporated, as representative of the Underwriters named in Schedule II of the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture dated as of June 1, 1998 between the Company and The Chase Manhattan Bank filed as Exhibit 4(ii) to the Registration Statement described above, and Form of First Supplemental Indenture dated as of June 1, 1998 filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed June 12, 1998, are hereby incorporated by reference.

4.2 Form of Second Supplemental Indenture to the Senior Indenture, dated as of June 1, 1999, pursuant to which the 1999 Series A 6.70% Senior Notes, due June 30, 2009, will be issued. The Form of the 1999 Series A 6.70% Senior Notes is included as Exhibit A to the Second Supplemental Indenture (filed herewith).

12        Computation of Ratios of Earnings to Fixed Charges (filed herewith).

23        Consent of KPMG LLP (filed herewith).
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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VIRGINIA ELECTRIC AND POWER COMPANY
                                          Registrant



                                      /s/ John A. Shaw
                                  --------------------------------
                                      John A. Shaw
                                     Senior Vice Presdient
                                   Chief Financial Officer & Treasurer


Date: June 3, 1999